Nature of Operations and Going Concern	12 Months Ended
Dec. 31, 2024
Nature of Operations and Going Concern [Abstract]
NATURE OF OPERATIONS AND GOING CONCERN
1.	Nature of operations and going concern

Solaris Resources Inc. (the “Company” or “Solaris”) was incorporated under the Business Corporations Act of British Columbia on June 18, 2018 as a wholly owned subsidiary of Equinox Gold Corp. (“Equinox”). Equinox subsequently completed a spin-out of Solaris pursuant to a plan of arrangement (the “Arrangement”). Solaris’ common shares trade on the Toronto Stock Exchange under the symbol “SLS” and the NYSE American under the symbol “SLSR”.

The Company is engaged in the acquisition, exploration and development of mineral property interests. The Company’s assets consist primarily of the Warintza property (“Warintza”) in Ecuador, the 60% owned La Verde property (“La Verde”) in Mexico and the Tamarugo property (“Tamarugo”) in Chile. The Company has not yet determined whether the properties contain mineral reserves where extraction is both technically feasible and commercially viable. The business of mining and exploration for minerals involves a high degree of risk and there can be no assurance that such activities will result in profitable mining operations.

These consolidated financial statements have been prepared in accordance with IFRS Accounting Standards applicable to a going concern, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of operations as they come due for the foreseeable future. The Company does not generate operating cash flow from a producing mine and has incurred operating losses to date. The Company has relied on cash received from share issuances and advances from the senior secured debt facility (the “Senior Loan”) to fund its business activities, including planned corporate expenditures, exploration expenses, as well as the development activities for the Warintza project. The Company’s ability to continue as a going concern is dependent upon the successful execution of its business plan, meeting certain Warintza project milestones, raising additional capital and/or evaluating strategic alternatives for its mineral property interests. The Company expects to continue to raise the necessary funds primarily through the issuance of common shares and/or advances from the Senior Loan (see below) in support of its business objectives. While the Company has been successful in securing financing to date, there can be no assurances that future equity financing, debt facilities or strategic alternatives will be available on acceptable terms to the Company or at all.

As at December 31, 2024, the Company had cash and cash equivalents of $31,738. In December 2023, the Company entered into definitive agreements to a financing package consisting of up to $80,000 in financing including a $60,000 Senior Loan of which $45,000 has been received to date with the remaining amount to be made available in a final tranche based on achieving certain milestones. There are no guarantees that the Company will meet the conditions to receive the additional amount under the financing package. In addition, the Senior Loan has a financial covenant which requires the Company to maintain an unrestricted cash balance of $5,000 in Canada. Based on its current forecasted expenditures, the Company requires the additional financing from the Senior Loan or additional new financing to fund ongoing operations for the next twelve months and to ensure it meets the covenant requirement under the Senior Loan. As a result, material uncertainty exists that casts significant doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not reflect the adjustments to the carrying values of assets and liabilities, the reported expenses and the consolidated statement of financial position classifications that would be necessary if the going concern assumption was inappropriate. These adjustments could be material.